UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 25, 2013 (July 22, 2013)
Date of Report (Date of earliest event reported)

MidAmerican Energy Holdings Company
(Exact name of registrant as specified in its charter)

Iowa	001-14881	94-2213782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

666 Grand Avenue, Suite 500 Des Moines, Iowa		50309-2580
(Address of principal executive offices)		(Zip code)

515-242-4300
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

____________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 22, 2013, the U.S. Department of Justice and the Federal Trade Commission granted early termination of the mandatory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the acquisition of NV Energy, Inc. (“NV Energy”) by MidAmerican Energy Holdings Company (“MidAmerican”), a subsidiary of Berkshire Hathaway Inc. Early termination of the waiting period satisfies a closing condition of the transaction.

On July 12, 2013, NV Energy, MidAmerican, Silver Merger Sub, Inc., Nevada Power Company and Sierra Pacific Power Company filed a joint application under Section 203 of the Federal Power Act for approval by the Federal Energy Regulatory Commission of the proposed acquisition (Docket No. EC13-128-000). In addition, on July 17, 2013, NV Energy and MidAmerican filed a joint application for approval by the Public Utilities Commission of Nevada of the proposed acquisition (Docket No. 13-07021).

Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by the use of forward-looking words, such as “will,” “may,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,” “plan,” “forecast” and similar terms. These statements are based upon MidAmerican's and its subsidiaries' current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of MidAmerican and its subsidiaries and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others:

•
the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement entered into with NV Energy or the failure to consummate the transaction, including due to the failure to receive the required NV Energy stockholder approval or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction or the failure to satisfy other closing conditions;

•	actions taken or conditions imposed by governmental or other regulatory authorities in connection with the transaction with NV Energy;

•	general economic, political and business conditions, as well as changes in laws and regulations affecting MidAmerican's subsidiaries' operations or related industries;

•
changes in, and compliance with, environmental laws, regulations, decisions and policies that could, among other items, increase operating and capital costs, reduce facility output, accelerate facility retirements or delay facility construction or acquisition;

•
the outcome of rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies and MidAmerican's subsidiaries' ability to recover costs in rates in a timely manner;

•
changes in economic, industry, competition or weather conditions, as well as demographic trends and new technologies, that could affect customer growth and usage, electricity and natural gas supply or MidAmerican's subsidiaries' ability to obtain long-term contracts with customers and suppliers;

•
a high degree of variance between actual and forecasted load or generation that could impact MidAmerican's subsidiaries' hedging strategy and the cost of balancing its generation resources with its retail load obligations;

•
performance and availability of MidAmerican's subsidiaries' facilities, including the impacts of outages and repairs, transmission constraints, weather, including wind, solar and hydroelectric conditions, and operating conditions;

•
changes in prices, availability and demand for wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generating capacity and energy costs;

•	the financial condition and creditworthiness of MidAmerican's subsidiaries' significant customers and suppliers;

•	changes in business strategy or development plans;

•
availability, terms and deployment of capital, including reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank Offered Rate, the base interest rate for MidAmerican's and its subsidiaries' credit facilities;

•	changes in MidAmerican's and its subsidiaries' credit ratings;

•	risks relating to nuclear generation;

•
the impact of certain contracts used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in commodity prices, interest rates and other conditions that affect the fair value of certain contracts;

•	the impact of inflation on costs and MidAmerican's subsidiaries' ability to recover such costs in regulated rates;

•	increases in employee healthcare costs, including the implementation of the Affordable Care Act;

•
the impact of investment performance and changes in interest rates, legislation, healthcare cost trends, mortality and morbidity on pension and other postretirement benefits expense and funding requirements;

•	changes in the residential real estate brokerage and mortgage industries and regulations that could affect brokerage and mortgage transaction levels;

•
unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future facilities and infrastructure additions;

•	the availability and price of natural gas in applicable geographic regions and demand for natural gas supply;

•	the impact of new accounting guidance or changes in current accounting estimates and assumptions on MidAmerican's consolidated financial results;

•	MidAmerican's ability to successfully integrate future acquired operations into its business;

•	other risks or unforeseen events, including the effects of storms, floods, fires, explosions, landslides, litigation, wars, terrorism, embargoes and other catastrophic events; and

•	other business or investment considerations that may be disclosed from time to time in MidAmerican's filings with the SEC or in other publicly disseminated written documents.

Further details of the potential risks and uncertainties affecting MidAmerican and its subsidiaries are described in MidAmerican's filings with the SEC. MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing factors should not be construed as exclusive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN ENERGY HOLDINGS COMPANY
(Registrant)
Date: July 25, 2013
/s/ Douglas L. Anderson
Douglas L. Anderson
Executive Vice President
and General Counsel

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